UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 11, 2014
Date of Report (Date of earliest event reported)

Graphite Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54336	26-0641585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Railroad Street, Suite 102A
Elko, Nevada 89801
(Address of Principal Executive Offices)

(775) 753-6605
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Exchange Transaction

On August 11, 2014, Graphite Corp., a Nevada corporation (the “Company”) entered into and consummated a voluntary share exchange transaction with Advance Graphene Ltd., a company incorporated under the laws of the State of Israel (“Graphene”) and the shareholders of Graphene (the “Selling Stockholders”) pursuant to a Share Exchange Agreement by and among the Company, Graphene and the Selling Stockholders (the “Exchange Agreement”).

In accordance with the terms of the Exchange Agreement, the Company issued 120,000,000 shares of its common stock, par value $0.0001 (the “Shares”) to the Selling Stockholders in exchange for 100% of the issued and outstanding capital stock of Graphene (the “Exchange Transaction”). As a result of the Exchange Transaction, the Selling Stockholders acquired 80.5% of the Company’s issued and outstanding shares of common stock, Graphene became the Company’s wholly-owned subsidiary and the Company acquired the business and operations of Graphene.

Graphene is the holder of a patented process of producing high-quality, low-defect graphene flakes at a cost that is expected to be substantially lower than current production costs for graphene of similar quality.

The Exchange Agreement includes customary representations, warranties and covenants of the Company, Graphene, and the Selling Stockholders, made to each other as of specific dates.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, which is included as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 of this Current Report on Form 8-K related to the Exchange Agreement is incorporated by reference into this Item 2.01.

As of the date of the Exchange Agreement, there were no material relationships between the Company, Graphene or the Selling Stockholders or between the Company, Graphene or the Selling Stockholder’s respective affiliates, directors, or officers or associates thereof, other than in respect of the Exchange Agreement and the Selling Stockholders ownership interest in Graphene.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01. Changes in Control of Registrant.

As more fully described in Item 1.01 above, incorporated herein by reference, on August 11, 2014, the Company closed the Exchange Transaction. As a result of the closing of the Exchange Transaction, the Selling Stockholders acquired 80.5% of the issued and outstanding common stock of the Company.

In connection with this change in control, and as explained more fully in Item 5.02 below, effective as of August 13, 2014, Brian Goss resigned as President, Chief Executive Officer, Chief Financial Officer and Treasurer of the Company and Jeanne Goss resigned as Secretary of the Company. Mark Radom was appointed as chief executive officer and director of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Officer

As a condition to the closing of the Exchange Transaction, effective August 13, 2014, Brian Goss resigned as President, Chief Executive Officer, Chief Financial Officer and Treasurer of the Company, and Jeanne Goss resigned as Secretary of the Company.

(c) Appointment of Officers

As a condition to the closing of the Exchange Transaction, effective August 11, 2014, the Board of Directors of the Company (the “Board”) appointed Mark Radom as chief executive officer of the Company.

Mark Radom has not previously held any positions with the Company and there is no arrangement or understanding between Mark Radom and any other person(s) pursuant to which he was selected as an officer of the Company. Mark Radom no family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers. Furthermore, the Company is not aware of any transaction involving Mark Radom requiring disclosure under Item 404(a) of Regulation S-K, except for the Exchange Transaction.

The Board believes that Mr. Radom’s extensive experience in business development and management of complex projects will be invaluable in achieving the Company’s goals.

Professional History of Mark Radom

From February 2010 through August 2014, Mr. Radom served as the chief carbon officer and from October 2010 through August 2014 general counsel of Bluesphere Corporation. From 2009 through 2010, Mr. Radom was managing director of Carbon MPV Limited, a Cyprus company focused on developing renewable energy and carbon credit projects. From 2007 to 2009, Mr. Radom was general counsel and chief operating officer of Carbon Markets Global Limited, a London-based carbon credit and renewable energy project developer. Mr. Radom has extensive experience in business development in the renewable energy and carbon credit sectors. He has sourced over U.S. $100,000,000 in renewable energy, industrial gas and carbon credit projects and managed many complex aspects of their implementation. He was legal counsel for a number of carbon and ecological project developers and was responsible for structuring joint ventures and advising on developing projects through the CDM/JI registration cycle and emission reduction purchase agreements under the auspices of the Kyoto Protocol. Prior to this, he worked on Wall Street and in the City of London as a US securities and capital markets lawyer where he represented sovereigns, global investment banks and fortune 500 companies across a broad range of capital raising and corporate transactions. He is a graduate of Duke University and Brooklyn Law School. Mr. Radom is admitted to practice law in New York and New Jersey and speaks fluent Russian.

(d) Appointment of Directors

As a condition to the closing of the Exchange Transaction, effective August 12 2014, the Board appointed each of Mark Radom and Yehuda Eliraz as a director of the Company. Neither Mr. Radom nor Mr. Eliraz has any family relationships with any other executive officers or directors of the Company, or persons nominated or chosen by the Company to become directors or executive officers. There is no arrangement or understanding pursuant to which Mr. Radom or Mr. Eliraz was appointed as a member of the Board. Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K, except for the Exchange Transaction. It is contemplated that Mr. Radom and Mr. Eliraz may serve on certain committees of the Board, but no such committee appointments have been made at this time.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements of Graphene required pursuant to this Item 9.01(a) will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information of Graphene required pursuant to this Item 9.01(b) will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(d) Exhibits

Exhibit 2.1	Share Exchange Agreement by and among the Company, Graphene and the Selling Stockholders dated August 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHITE CORP. a Nevada corporation

Dated: August 7, 2014	By:	/s/ Mark Radom
Chief Executive Officer